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                                    FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 8, 1997


                                   ARC CAPITAL
             (Exact name of registrant as specified in its charter)


                                   California
                 (State or other jurisdiction of incorporation)


0-20097                                              33-0256103
(Commission File Number)               (I.R.S. Employer Identification No.)

2067 Commerce Drive
Medford, Oregon                                         97504
(Address of principal executive offices)              (Zip Code)

                                  541-776-7700
              (Registrant's telephone number, including area code)

                                      N.A.
          (Former name or former address, if changed since last report)



                            Total Number of Pages: 5




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Item 5.  Other Events

On January 8, 1997, James K. Rifenbergh resigned as a member of ARC's board of directors. On December 19, 1996, James Ewan, and on January 10, 1997, Haig S. Bagerdjian, Vikram Dutt and Robert M. Loeffler became members of ARC's board of directors.

On January 10, 1997, ARC's board of directors adopted a Restricted Stock Plan covering 2,000,000 shares of the Company's Class A Common Stock ("Stock"). On that date, the board awarded restricted stock to the following employees of the
Company:

           William J. Young                            952,000 Shares
           James Ewan                                  572,000 Shares
           Alan R. Steel                               476,000 Shares

As to 10% of the Stock, such shares cannot be traded or transferred unless (i) the employee remains in the employ of the Company until January 10, 2000 and
(ii) a payment of $1.80 per share is made by the employee to ARC. As to 90% of the Stock, such stock cannot be traded or transferred unless, in addition to the conditions in the prior sentence, the market price of the stock as quoted by Nasdaq or other applicable stock exchange for any 30 consecutive days prior to the third anniversary date of the award is at least $20 per share. If any of these conditions are not met, the shares of stock will be forfeited and returned to the Company.

Item 7.  Financial Statements and Exhibits

         (c)   Exhibits

         99.1  Restricted Stock Plan

         99.2  Form of Restricted Stock Agreement


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ARC CAPITAL


Date:   January 24, 1997                              By: /s/ Alan R. Steel
                                                   -----------------------------
                                                   Vice President of Finance and
                                                      Chief Financial Officer


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                                  Exhibit Index



                           99.1 Restricted Stock Plan

                    99.2 Form of Restricted Stock Agreement


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                                  Exhibit 99.1


                                   ARC CAPITAL
                           1997 RESTRICTED STOCK PLAN


     1. Purpose. The purpose of this Restricted Stock Plan (the "Plan") is to enable ARC Capital (the "Company") to compensate for past performance of, and to retain the services of selected employees, officers and directors of the Company or of any subsidiary of the Company and provide them with strong incentives to enhance the Company's growth and stock price.

     2. Shares Subject to the Plan. Subject to adjustment as provided in Paragraph 7, the shares to be offered under the Plan shall consist of Class A Common Stock (the "Common Stock") of the Company, and the total number of shares of Common Stock that may be issued under the Plan shall not exceed 2,000,000 shares. The shares issued under the Plan may be authorized and unissued shares or reacquired shares. If shares sold or awarded under the Plan are forfeited to the Company or repurchased by the Company, the number of shares forfeited or repurchased shall again be available under the Plan.

     3.    Effective Date and Duration of Plan.

          (a) Effective Date. The Plan shall become effective as of adoption by the Board of Directors (the "Board") of the Company.

           (b) Duration. The Plan shall continue in effect until all shares available for issuance under the Plan have been issued and all restrictions on such shares have lapsed. The Board may suspend or terminate the Plan at any time. Termination shall not affect any restricted shares previously awarded or sold.

     4.    Administration.

           (a) Board of Directors. The Plan shall be administered by the Board, which shall determine and designate from time to time the individuals to whom awards shall be made, the amount of the awards and the other terms and conditions of the awards. Subject to the provisions of the Plan, the Board may from time to time adopt and amend rules and regulations relating to administration of the Plan, waive or modify any restriction applicable to shares (except those restrictions imposed by law) and make all other determinations in the judgment of the Board necessary or desirable for the administration of the Plan. The interpretation and construction of the provisions of the Plan and related agreements by the Board shall be final and conclusive. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency.

           (b) Committee. The Board may delegate to a committee of the Board or specified officers of the Company, or both (the "Committee") any or all authority for administration of the Plan. If authority is delegated to a Committee, all references to the Board in the Plan shall mean and relate to the Committee except (i) as otherwise provided by the Board and (ii) that only the Board may amend or terminate the Plan.

     5. Types of Awards; Eligibility. The Board may, from time to time, take the following action, separately or in combination under the Plan: award restricted stock and sell shares subject to restrictions. Any such awards may be made to the individuals specified in Paragraph 1 who the Board believes have made or will make an important contribution to the Company or any subsidiary of the Company. The Board shall select the individuals to whom awards shall be made and shall specify the action taken with respect to each individual to whom as award is made. At the discretion of the Board, an individual may be given an election to surrender an award in exchange for the grant of a new award.

     6. Stock Awards. The Board may award shares under the Plan subject to the terms, conditions and restrictions determined by the Board. The restrictions may include restrictions concerning transferability and forfeiture of the shares awarded, together with such other restrictions as may be determined by the Board. The Board may require the recipient to sign an agreement as a condition of the award and may require the recipient to pay any monetary considerations including amounts necessary to satisfy tax withholding requirements. The agreement may contain any terms, conditions, restrictions and representations required by the Board. The certificates representing the shares awarded shall bear any legends required by the Board. If the recipient fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the recipient, including salary or fees for services, subject to applicable law. With the consent of the Board, a recipient may deliver Common Stock to the Company to satisfy a tax withholding obligation.

     7.    Changes in Capital Structure.

           (a) Stock Splits; Stock Dividends. If the outstanding Common Stock of the Company is hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or their securities of the Company by reason of any stock split, combination of shares or dividend payable in shares, recapitalization or reclassification, appropriate adjustment shall be made by the Board in the number or kind of shares available for grants under the Plan. Notwithstanding the foregoing, the Board shall have no obligation to effect any adjustment that would or might result in the issuance of fractional shares, and any fractional shares resulting from any adjustments may be disregarded or provided for in any manner determined by the Board. Any such adjustments made by the Board shall be conclusive.

           (b) Dissolution of the Company. In the event of the dissolution of the Company, and if the Board shall not have waived the restrictions, restricted shares shall be forfeited.

     8. Amendment of Plan. The Board may at any time, and from time to time, modify or amend the Plan in such respects as it shall deem advisable.

     9. Employment and Service Rights. Nothing in the Plan or any award pursuant to the Plan shall (i) confer upon any employee any right to be continued in the employment of the Company or any subsidiary or interfere in any way with the right of the Company or any subsidiary by whom such employee is employed to terminate such employee's employment at any time, for any reason, with or without cause, or to decrease such employee's compensation or benefits, or (ii) confer upon any person engaged by the Company any right to be retained or employed by the Company or to the continuation, extension, renewal or modification of any compensation, contract or arrangement with or by the Company.

     10. Rights as a Shareholder. The receipt of any award under the Plan shall confer no rights as a shareholder with respect to any Common Stock until the date of issue to the recipient of a stock certificate for such shares. Except as otherwise expressly provided in an award, no adjustment shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.


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                                  Exhibit 99.2


                                   ARC CAPITAL
                           RESTRICTED STOCK AGREEMENT


     THIS AGREEMENT is made as of the day of , 199 , by and between ARC Capital (the "Company") and ------------------------------ (the "Employee").

                                  R E C I T A L

     Pursuant to the ARC Capital 1997 Restricted Stock Plan (the "Plan"), the Board of Directors of the Company (the "Plan Committee") has authorized the granting to Employee that number of restricted shares of Class A Common Stock (the "Common Stock") of the Company specified in Paragraph 1 hereof upon the terms and conditions hereinafter stated.

                                A G R E E M E N T

     NOW, THEREFORE, in consideration of the promises and of the undertakings of the parties hereto contained herein, it is hereby agreed:

     1. Number of Shares. Pursuant to said action of the Plan Committee, the Company hereby grants to Employee shares of Common Stock of the Company ("Shares") subject to the restrictions and conditions set forth in Paragraphs 2, 3 and 4.

     2. Restrictions; Forfeitability. Ten percent (10%) of the Shares shall be forfeited and returned to the Company for cancellation if the Employee's employment with the Company or a subsidiary of the Company terminates for any reason at any time prior to the third anniversary of this award or if the payments required hereunder are not made. Ninety percent (90%) of the Shares shall be forfeited and returned to the Company if either the above termination of employment or failure to pay occurs or if the Common Stock of the Company has not reached a closing price on the Nasdaq Stock Market, Nasdaq National Market, or any stock exchange of at least $20 per share and maintained a price of at least $20 per share for a period of thirty (30) consecutive days at any time prior to the third anniversary of this award.

     3. Payment When Restrictions Lapse. The lapse of any restrictions hereunder shall be conditioned upon the payment by the Employee to the Company of the amount of $ per Share (the fair market value of the Share on the date of this award) plus the amount of applicable federal, state and local withholding taxes as required by Paragraph 4.

     4. Tax Withholding. As a condition to lapse of the restrictions on the Shares, the Company may require Employee to pay over to the Company all applicable federal, state and local taxes which the Company is required to withhold with respect to the Shares upon their becoming nonforfeitable. At the discretion of the Plan Committee and upon the request of the Employee, the withholding tax requirements may be satisfied by the Employee's returning to the Company Shares with a fair market value equal to the aggregate amount of such taxes.

     5. Nontransferability; Legend. Shares may not be assigned or transferred while the restrictions are in effect. The certificates for Shares shall carry the following legend:

             THESE SHARES MAY NOT BE TRANSFERRED AND ARE SUBJECT TO FORFEITURE UNDER THE TERMS OF A RESTRICTED STOCK AGREEMENT.

     6. No Right to Employment. Nothing in this Award shall confer upon Employee any right to continue in the employ of the Company or to continue to perform services for the Company or any subsidiary, or shall interfere with or restrict in any way the rights of the Company to discharge or terminate Employee at any time for any reason whatsoever, with or without good cause.

     7. Dissolution of the Company. Any shares subject to restrictions which are not waived by the Plan Committee shall be forfeited and returned to the Company for cancellation upon the dissolution of the Company.

     8. Plan Governs. This Agreement is in all respects limited by and subject to the express terms and provisions of that Plan, as it may be construed by the Plan Committee. Employee hereby acknowledges receipt of a copy of the Plan.

     9. Notices. All notices to the Company shall be addressed to the Chairman of the Plan Committee of the Board of Directors of the Company at the principal office of the Company at 2067 Commerce Drive, Medford, Oregon, 97504, and all notices to Employee shall be addressed to Employee at the address of Employee on file with the Company or a subsidiary, or to such other address as either may designate to the other in writing. A notice shall be deemed to be duly given if and when enclosed in a properly addressed sealed envelope deposited, postage prepaid, with the United States Postal Service. In lieu of giving notice by mail as aforesaid, written notice under this Agreement may be given by personal delivery to Employee or the Chairman of the Plan Committee of the Board of Directors of the Company (as the case may be).

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                         ARC CAPITAL

                                     By  ______________________________________
                                         Alan Steel, Chief Financial Officer


                                         EMPLOYEE

                                         ______________________________________
                                                      (Signature)

                                         Address:______________________________

                                         ______________________________________

                                         ______________________________________